UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

April 4, 2012

Date of Report (Date of earliest event Reported)

L & L Energy, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-32505	91-2103949
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

130 Andover Park East, Suite 200, Seattle WA 98188

(Address of principal executive offices) (Zip Code)

(206) 264-8065

Registrant’s Telephone Number, Including Area Code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On April 4, 2012, L & L Energy, Inc. (“L&L”) (“the Company”) entered into an agreement with Datang International Power Generation Co., Ltd. (“Datang Utility”), a large state-owned utility company based in China, to provide thermal coal to its HeShan power plant. The document states that L&L’s DaXing wholesale subsidiary in Guizhou Province will provide 20,000 tons of thermal coal per month over 12 months to Datang Utility’s HeShan power plant in neighboring Guangxi Province.

A copy of the agreement is available at L&L corporate office in Seattle for regulators review.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

L & L ENERGY, INC.
(Registrant)

Date: April 9, 2012	By:	/s/ Dickson V. Lee
Dickson V. Lee,
Chief Executive Officer